UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 21, 2011
The J. M. Smucker Company
(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-05111	34-0538550

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane Orrville, Ohio	44667-0280

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (330) 682-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Amendments to Amended and Restated Consulting and Noncompete Agreements of Timothy P. Smucker and Richard K. Smucker.
     On April 25, 2011, The J. M. Smucker Company (the “Company”) and each of Messrs. Timothy P. Smucker and Richard K. Smucker entered into amendments terminating substantially all of the provisions of each executive’s Amended and Restated Consulting and Noncompete Agreement, dated December 31, 2010 (the “Consulting Agreements”).
     The amendments are identical in all material respects, and provide that each executive’s right to receive his monthly retirement benefit or death benefit under the Company’s Top Management Supplemental Retirement Benefit Plan as of the third anniversary of his disability, death or separation from service, will remain in full force as provided in the Consulting Agreements. All other provisions of the Consulting Agreements, including all rights to continuation of salary, bonus, vesting of options and restricted shares, and each executive’s confidentiality, nonsolicitation and noncompetition obligations following his separation from service, have been terminated. The amendments do not terminate any similar obligations each executive may have arising under any other agreement, plan, program or arrangement with the Company, or by operation of law.
First Amendment to The J. M. Smucker Company Top Management Supplemental Retirement Plan.
     On April 21, 2011, the Company amended The J. M. Smucker Company Top Management Supplemental Retirement Plan (as so amended, the “Amended SERP”). The Amended SERP provides that, to the extent payment of any benefit under the Amended SERP is delayed beyond the later of the participant reaching age 55 or the participant’s separation from service, such benefit will be adjusted (i) with interest, if payable as a lump sum, and (ii) actuarially, if payable as an annuity, all as determined in accordance with the Amended SERP. This change takes into account the fact that Section 409A of the Internal Revenue Code imposes a delay on benefit commencement in certain cases.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	Termination Amendment to Amended and Restated Consulting and Noncompete Agreement of Timothy P. Smucker, dated as of April 25, 2011.

10.2	Termination Amendment to Amended and Restated Consulting and Noncompete Agreement of Richard K. Smucker, dated as of April 25, 2011.

10.3	First Amendment to The J. M. Smucker Company Top Management Supplemental Retirement Plan, dated as of April 21, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY
By:	/s/ Jeannette L. Knudsen
Jeannette L. Knudsen
Vice President, General Counsel and Corporate Secretary

Date: April 25, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Termination Amendment to Amended and Restated Consulting and Noncompete Agreement of Timothy P. Smucker, dated as of April 25, 2011.

10.2	Termination Amendment to Amended and Restated Consulting and Noncompete Agreement of Richard K. Smucker, dated as of April 25, 2011.

10.3	First Amendment to The J. M. Smucker Company Top Management Supplemental Retirement Plan, dated as of April 21, 2011.